Supplement dated March 31, 2015
to the Statement of Additional Information
for Principal Variable Contracts Funds, Inc.
dated May 1, 2014 as amended and restated November 18, 2014 and February 17, 2015 as supplemented on March 2, 2015

(Not all Accounts are offered in all variable annuity and variable life contracts.)

This supplement updates information currently in the Statement of Additional Information. Retain this supplement with the Statement of Additional Information.

PORTFOLIO MANAGER DISCLOSURE

In the section for Principal Management Corporation, delete all references to Mariateresa Monaco.